Exhibit 99.1
Masimo Announces Select Preliminary 2024 Financial Results and 2025 Guidance
Complete fourth quarter and full-year 2024 financial results will be announced on Tuesday, February 25, 2025
Irvine, California, January 16, 2025 - Masimo Corporation (Nasdaq: MASI) today announced select preliminary financial results for the fourth quarter and full-year ended December 28, 2024 and provided estimates for its full-year 2025 guidance.
Preliminary Fourth Quarter 2024 Financial Results:

•	Consolidated revenue is expected to be approximately $601 million, representing 9% growth on a reported and constant currency basis(1);
•	Healthcare revenue is expected to be approximately $368 million, representing 8% growth on a reported basis and 9% growth on a constant currency basis(1);
•	Non-healthcare revenue is expected to be approximately $232 million, representing 11% growth on a reported and constant currency basis(1); and
•	Shipments of noninvasive technology boards and instruments are expected to be approximately 65 thousand.
Preliminary Full-Year 2024 Financial Results:

•	Consolidated revenue is expected to be approximately $2,094 million, representing 2% growth on a reported basis and 3% growth on a constant currency basis(1);
•	Healthcare revenue is expected to be approximately $1,395 million, representing 9% growth on a reported basis and 10% growth on a constant currency basis(1);
•	Non-healthcare revenue is expected to be approximately $699 million, representing a 10% decline on a reported basis and a 9% decline on a constant currency basis(1); and
•	Non-GAAP earnings per diluted share is expected to be more than $4.10, which represents the high end of our prior guidance range.
The preliminary financial information presented in this press release is based on Masimo’s current expectations and may be adjusted as a result of, among other things, completion of customary annual audit procedures. Management plans to discuss Masimo’s complete fourth quarter and full-year 2024 financial results after the market closes on Tuesday, February 25, 2025.
Full-Year 2025 Guidance(2):

•	Healthcare revenue of $1,500 million to $1,530 million, representing 8% to 11% growth on a constant currency basis(1);
•	Non-GAAP operating profit(2) of $398 million to $406 million, representing Non-GAAP operating margins of at least 26.5%; and
•	Non-GAAP earnings per diluted share(2) of $4.90 to $5.10.
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(1)	Represents a non-GAAP financial measure for which a reconciliation to the most directly comparable GAAP financial measure is included in this press release.

(2)
Effective fiscal year 2025, we are excluding the financial impact of Sound United from our non-GAAP financial measures and are no longer providing guidance since we are in the process of separating this business. Full-Year 2025 Guidance incorporates the financial impact of one additional calendar week for the healthcare business, which occurs every five or six years based on Masimo’s 4-4-5 fiscal calendar (incremental revenue in fiscal year 2025 from the additional week is primarily offset by ASC 842, product line removals from portfolio rationalization initiatives, and other factors). Financial guidance includes forward-looking non-GAAP financial measures for which reconciliations to the most directly comparable GAAP financial measures are not available without unreasonable efforts. See “Forward-Looking Non-GAAP Financial Measures” below, which identifies the information that is unavailable without unreasonable efforts and provides additional information. It is probable that forward-looking non-GAAP financial measures may be materially different from the corresponding GAAP financial measures. Guidance does not include any use of proceeds from the potential sale of Sound United.

Conference Call
The Company will conduct its fourth quarter 2024 investor conference call on Tuesday, February 25, 2025 at 4:30 p.m. Eastern Time. To register for the conference call and receive the dial-in number, please use the following link: https://registrations.events/direct/Q4I407283360. A replay of the webcast and conference call will be available shortly after the conclusion of the call and will be archived on the Company’s website.

Website Information
To access important information relating to Masimo’s fourth quarter 2024 investor conference call, including the audio webcast and investor presentation, please visit the Investor Relations section of Masimo’s website at https://investor.masimo.com.
Non-GAAP Financial Measures
The non-GAAP financial measures contained herein are a supplement to the corresponding financial measures prepared in accordance with U.S. GAAP. The non-GAAP financial measures presented exclude the items described below. Management uses these non-GAAP financial measures internally for its operating and budgeting purposes, and believes that adjustments for these items assist investors in making comparisons of period-to-period operating results. Furthermore, management believes that the excluded items are not indicative of the Company’s on-going operating performance. These non-GAAP financial measures have certain limitations in that they do not reflect all of the costs associated with the operations of the Company’s business as determined in accordance with GAAP.
Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures presented by the Company may be different from the non-GAAP financial measures used by other companies.
The Company has presented the following non-GAAP measures to assist investors in understanding the Company’s net operating results on an on-going basis: (i) constant currency revenue growth %, (ii) non-GAAP net income, (iii) non-GAAP (net income) earnings per diluted share and (iv) non-GAAP operating income/margin. These non-GAAP financial measures may also assist investors in making comparisons of the Company’s operating results with those of other companies. Management believes constant currency revenue growth, non-GAAP operating income/margin, non-GAAP net income and non-GAAP earnings per diluted share are important measures in the evaluation of the Company’s performance and uses these measures to better understand and evaluate our business.
The non-GAAP financial measures reflect adjustments for the following items:
Constant currency revenue adjustments
Some of our sales agreements with foreign customers provide for payment in currencies other than the U.S. Dollar. These foreign currency revenues, when converted into U.S. Dollars, can vary significantly from period-to-period depending on the average and quarter-end exchange rates during a respective period. We believe that comparing these foreign currency denominated revenues by holding the exchange rates constant with the prior year period is useful to management and investors in evaluating our revenue growth rates on a period-to-period basis. We anticipate that fluctuations in foreign exchange rates and the related constant currency adjustments for calculation of our revenue growth rate will continue to occur in future periods.
Acquired tangible asset amortization
These transactions represent amortization expense in connection with business or assets acquisitions associated with acquired tangible assets and asset valuation step-ups.
Acquired intangible asset amortization
These transactions represent amortization expense in connection with business or assets acquisitions associated with acquired intangible assets including, but not limited to customer relationships, intellectual property, trade names and non-competition agreements.
Acquisition, integration and related costs
These transactions represent gains, losses, and other related costs associated with acquisitions, integrations, investments, divestitures, assets impairments, and in-process research and development.
Business transition and related costs
These transactions represent gains, losses, and other related costs associated with business transition plans. These items may include but are not limited to severance, relocation, consulting, leasehold exit costs, asset impairment, and other related costs to rationalize our operational footprint and optimize business results.
Litigation related expenses and settlements (prior definition)
These transactions represent gains, losses, and other related costs associated with certain litigation matters, which can vary in their characteristics, frequency and significance to our operating results.

Litigation related expenses and settlements (updated definition)
We have been engaged in various legal proceedings against Apple since January 2020, including various proceedings in the federal courts, various proceedings in the U.S. Patent and Trademark Office (the “PTO proceedings”), and a proceeding in the U.S. International Trade Commission (the “ITC proceeding”). Although we previously excluded only expenses relating to the ITC proceeding from the definition of “Litigation related expenses and settlements”, beginning with the first quarter of 2024, we have revised the definition of “Litigation related expenses and settlements” to exclude not only expenses relating to the ITC proceeding, but also all other Apple litigation expenses, including those relating to the federal court proceedings and the PTO proceedings. We believe all of the Apple litigation expenses are unique in nature and not indicative of the Company’s on-going operating performance, and this updated definition will provide more useful information to investors by facilitating period-to-period comparisons of our financial performance that otherwise may be obscured by the significant fluctuations in Apple-related litigation expenses.
Other adjustments
In the event there are gains, losses and other adjustments which impact period-to-period comparability and do not represent the underlying ongoing results of the business, the Company may choose to exclude these from non-GAAP earnings.
Financing related adjustments
The Company may enter into various financial arrangements whereby costs are incurred and certain instrument features are valued and expensed accordingly but are not necessarily indicative of the on-going cash flow generation of the Company and therefore excludes these costs from non-GAAP earnings. For GAAP earnings per diluted share purposes, the Company cannot reflect the anti-dilutive impact, if applicable, in its diluted shares calculations. However, the Company believes that reflecting the anti-dilutive impact of these instruments in non-GAAP earnings per diluted share provides management and investors with useful information in evaluating the financial performance of the Company on a per share basis.
Realized and unrealized gains or losses
These transactions represent gains, losses, and other related costs associated with foreign currency denominated transactions and investments. Changes in the underlying currency rates relative to the U.S. Dollar may result in realized and unrealized foreign currency gains and losses between the time these receivables and payables arise and the time that they are settled in cash. Unrealized and realized gains and losses on investments may impact the Company’s reported results of operations for a period. These items are highly variable, difficult to predict and outside the control of those responsible for the underlying operations of the business. Other items also included here are mark-to-market gains and losses of derivative contracts that are not designated as hedging instruments or the ineffective portions of cash flow hedges.
Tax impact of non-GAAP adjustments
In order to reflect the tax effected impact of the non-GAAP adjustments, the Company will adjust the non-GAAP earnings by the approximate tax impact of these adjustments.
Excess tax benefits from stock-based compensation expense
GAAP requires that excess tax benefits recognized on stock-based compensation expense be reflected in our provision for income taxes rather than paid-in capital. As these excess tax benefits may be highly variable from period-to-period, the Company may choose to exclude these tax benefits from non-GAAP earnings to facilitate comparability between periods and with peers.
Forward-Looking Non-GAAP Financial Measures
This presentation also includes certain forward-looking non-GAAP financial measures. We calculate forward-looking non-GAAP financial measures based on internal forecasts that omit certain amounts that would be included in GAAP financial measures. For instance, we exclude the impact of certain charges related to acquisitions, integrations, divestitures and related costs; business transition and related costs; litigation related expenses and settlements; realized and unrealized gains or losses; tax related adjustments; and other adjustments. We have not provided quantitative reconciliations of these forward-looking non-GAAP financial measures to the most directly comparable forward-looking GAAP financial measures because the excluded items are not available on a prospective basis without unreasonable efforts. For example, the timing of certain transactions is difficult to predict because management's plans may change. In addition, the Company believes such reconciliations would imply a degree of precision and certainty that could be confusing to investors. It is probable that these forward-looking non-GAAP financial measures may be materially different from the corresponding GAAP financial measures.

Forward-Looking Statements
All statements other than statements of historical facts included in this press release that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements including, in particular, the statements about our expectations regarding our 2025 financial guidance, including GAAP and non-GAAP consolidated revenue, healthcare revenue, non-healthcare revenue, consolidated operating income and consolidated earnings per diluted share. These forward-looking statements are based on management’s current expectations and beliefs and are subject to uncertainties and factors, all of which are difficult to predict and many of which are beyond our control and could cause actual results to differ materially and adversely from those described in the forward-looking statements. These risks include, but are not limited to, those related to: our dependence on Masimo SET® and Masimo rainbow SET™ products and technologies for substantially all of our revenue; any failure in protecting our intellectual property exposure to competitors’ assertions of intellectual property claims; the highly competitive nature of the markets in which we sell our products and technologies; any failure to continue developing innovative products and technologies; our ability to successfully integrate Sound United’s brands into our business; our ability to address and expand into new markets; the lack of acceptance of any of our current or future products and technologies; obtaining regulatory approval of our current and future products and technologies; the risk that the implementation of our international realignment will not continue to produce anticipated operational and financial benefits, including a continued lower effective tax rate; the loss of our customers; the failure to retain and recruit senior management; matters relating to future board and management leadership; product liability claims exposure; a failure to obtain expected returns from the amount of intangible assets we have recorded; the maintenance of our brand; the amount and type of equity awards that we may grant to employees and service providers in the future; our ongoing litigation and related matters; the ability to effect any potential separation of our consumer business described above and to meet any of the conditions related thereto; the approval of any such potential separation by Masimo’s board of directors; the ability of any separated businesses to be successful; potential uncertainty during the pendency of any such potential separation that could affect Masimo’s financial performance; the possibility that any potential separation will not be completed within the anticipated time period or at all; the possibility that any such potential separation will not achieve its intended benefits; the possibility of disruption, including changes to existing business relationships, disputes, litigation or unanticipated costs in connection with any such potential separation; the impact on our employees; the uncertainty of the expected financial performance of Masimo prior to and following completion of any such potential separation; negative effects of the announcement or pendency of any such potential separation on the market price of Masimo’s securities and/or on the financial performance of Masimo; evolving legal, regulatory and tax regimes; changes in general economic and/or industry specific conditions; actions by third parties, including government agencies; and other factors discussed in the “Risk Factors” section of our most recent periodic reports filed with the Securities and Exchange Commission (“SEC”), including our most recent Form 10-K and Form 10-Q, all of which you may obtain for free on the SEC’s website at www.sec.gov. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations will prove correct. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, even if subsequently made available by us on our website or otherwise. We do not undertake any obligation to update, amend or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.
Fourth Quarter and Full-Year 2024 Preliminary Results versus Fourth Quarter and Full-Year 2023 Actuals:

RECONCILIATION OF HEALTHCARE GAAP TO NON-GAAP CONSTANT CURRENCY REVENUE(1):
	Three Months Ended
(in millions, except percentages)	December 28, 2024	December 30, 2023
GAAP healthcare revenue	$368	$340
Constant currency revenue adjustments	1	N/A
Non-GAAP healthcare constant currency revenue	$369	$340

GAAP healthcare revenue growth percentage	8%
Non-GAAP healthcare constant currency revenue growth percentage	9%
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(1)     May not foot due to rounding.

RECONCILIATION OF NON-HEALTHCARE GAAP TO NON-GAAP CONSTANT CURRENCY REVENUE(1):
	Three Months Ended
(in millions, except percentages)	December 28, 2024	December 30, 2023
GAAP non-healthcare revenue	$232	$209
Constant currency revenue adjustments	(1)	N/A
Non-GAAP non-healthcare constant currency revenue	$231	$209

GAAP non-healthcare revenue growth percentage	11%
Non-GAAP non-healthcare constant currency revenue growth percentage	11%
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(1)     May not foot due to rounding.

RECONCILIATION OF CONSOLIDATED GAAP TO NON-GAAP CONSTANT CURRENCY REVENUE(1):
	Three Months Ended
(in millions, except percentages)	December 28, 2024	December 30, 2023
GAAP consolidated revenue	$601	$549
Constant currency revenue adjustments	—	N/A
Non-GAAP consolidated constant currency revenue	$601	$549

GAAP consolidated revenue growth percentage	9%
Non-GAAP consolidated constant currency revenue growth percentage	9%
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(1)     May not foot due to rounding.

RECONCILIATION OF HEALTHCARE GAAP TO NON-GAAP CONSTANT CURRENCY REVENUE(1):
	Twelve Months Ended
(in millions, except percentages)	December 28, 2024	December 30, 2023
GAAP healthcare revenue	$1,395	$1,275
Constant currency revenue adjustments	5	N/A
Non-GAAP healthcare constant currency revenue	$1,400	$1,275

GAAP healthcare revenue growth percentage	9%
Non-GAAP healthcare constant currency revenue growth percentage	10%
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(1)     May not foot due to rounding.

RECONCILIATION OF NON-HEALTHCARE GAAP TO NON-GAAP CONSTANT CURRENCY REVENUE(1):
	Twelve Months Ended
(in millions, except percentages)	December 28, 2024	December 30, 2023
GAAP non-healthcare revenue	$699	$773
Constant currency revenue adjustments	3	N/A
Non-GAAP non-healthcare constant currency revenue	$702	$773

GAAP non-healthcare revenue growth percentage	(10)%
Non-GAAP non-healthcare constant currency revenue growth percentage	(9)%
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(1)     May not foot due to rounding.

RECONCILIATION OF CONSOLIDATED GAAP TO NON-GAAP CONSTANT CURRENCY REVENUE(1):
	Twelve Months Ended
(in millions, except percentages)	December 28, 2024	December 30, 2023
GAAP consolidated revenue	$2,094	$2,048
Constant currency revenue adjustments	8	N/A
Non-GAAP consolidated constant currency revenue	$2,102	$2,048

GAAP consolidated revenue growth percentage	2%
Non-GAAP consolidated constant currency revenue growth percentage	3%
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(1)     May not foot due to rounding.

Full-Year 2025 Healthcare Financial Guidance:

RECONCILIATION OF HEALTHCARE GAAP TO NON-GAAP CONSTANT CURRENCY REVENUE GUIDANCE(1):
	Low	High
(in millions, except percentages)	Full-Year 2025 Guidance	Full-Year 2025 Guidance	Full-Year 2024
GAAP healthcare revenue	$1,500	$1,530	$1,395
Constant currency revenue adjustments	13	13	N/A
Non-GAAP healthcare constant currency revenue	$1,513	$1,543	$1,395

GAAP healthcare revenue growth percentage	8%	10%
Non-GAAP healthcare constant currency revenue growth percentage	8%	11%
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(1)     May not foot due to rounding.
About Masimo
Masimo (Nasdaq: MASI) is a global technology company that develops and produces a wide array of industry-leading monitoring technologies, including innovative measurements, sensors, patient monitors, and automation and connectivity solutions. In addition, Masimo Consumer Audio is home to eight legendary audio brands, including Bowers & Wilkins®, Denon®, Marantz®, and Polk Audio®. Our mission is to improve life, improve patient outcomes; and reduce the cost of care. Masimo SET® Measure-through Motion and Low Perfusion™ pulse oximetry, introduced in 1995, has been shown in over 100 independent and objective studies to outperform other pulse oximetry technologies. Masimo SET® has also been shown to help clinicians reduce severe retinopathy of prematurity in neonates, improve CCHD screening in newborns, and, when used for continuous monitoring with Masimo Patient SafetyNet™ in post-surgical wards, reduce rapid response team activations, ICU transfers, and costs. Masimo SET® is estimated to be used on more than 200 million patients in leading hospitals and other healthcare settings around the world, and is the primary pulse oximetry at all 10 U.S. hospitals as ranked in the 2024 Newsweek World’s Best Hospitals listing. In 2005, Masimo introduced rainbow® Pulse CO-Oximetry technology, allowing noninvasive and continuous monitoring of blood constituents that previously could only be measured invasively, including total hemoglobin (SpHb®), oxygen content (SpOC™), carboxyhemoglobin (SpCO®), methemoglobin (SpMet®), Pleth Variability Index (PVi®), RPVi™ (rainbow® PVi), and Oxygen Reserve Index (ORi™). In 2013, Masimo introduced the Root® Patient Monitoring and Connectivity Platform, built from the ground up to be as flexible and expandable as possible to facilitate the addition of other Masimo and third-party monitoring technologies; key Masimo additions include Next Generation SedLine® Brain Function Monitoring, O3® Regional Oximetry, and ISA™ Capnography with NomoLine® sampling lines. Masimo’s family of continuous and spot-check monitoring Pulse CO-Oximeters® includes devices designed for use in a variety of clinical and non-clinical scenarios, including tetherless, wearable technology, such as Radius-7®, Radius PPG® and Radius VSM™, portable devices like Rad-67®, fingertip pulse oximeters like MightySat® Rx, and devices available for use both in the hospital and at home, such as Rad-97® and the Masimo W1® Medical Watch. Masimo hospital and home automation and connectivity solutions are centered around the Masimo Hospital Automation™ platform, and include Iris® Gateway, iSirona™, Patient SafetyNet, Replica®, Halo ION®, UniView®, UniView :60™, and Masimo SafetyNet™. It’s growing portfolio of health and wellness solutions includes Radius To® and Masimo W1™. Additional information about Masimo and its products may be found at www.masimo.com.
RPVi has not received FDA 510(k) clearance and is not available for sale in the United States. The use of the trademark Patient SafetyNet is under license from University HealthSystem Consortium.
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Investor Contact: Eli Kammerman	Media Contact: Evan Lamb
(949) 297-7077	(949) 396-3376
ekammerman@masimo.com	elamb@masimo.com

Media Contact: Longacre Square Partners
masimo@longacresquare.com
Masimo, SET, Signal Extraction Technology, Improving Patient Outcome and Reducing Cost of Care... by Taking Noninvasive Monitoring to New Sites and Applications, rainbow, SpHb, SpOC, SpCO, SpMet, PVI and ORI are trademarks or registered trademarks of Masimo Corporation.